UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/13

Item 1.  Reports to Stockholders.

   Chadwick & D’Amato Fund

Ticker Symbol: CDFFX

Annual Report

April 30, 2013

Investor Information: 1-877-610-1671

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Chadwick & D’Amato Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

During the twelve-month period ending April 30, 2013, global economies experienced a mix of growth and recession during one of the greatest expansions of monetary policy in history.  The era of growth versus austerity has accelerated into an experiment in which global central banks desperately try to fill the void created by the lack of sensible fiscal policy and unhealthy economies.  There is a limit to the artificial demand created by deficit spending and money printing, as man-made ecosystems are not immune to cause and effect.

The Chadwick & D’Amato Fund (the “Fund”) returned +6.86% versus +8.94% for its benchmark, the S&P Target Risk Moderate Index, over the past twelve months.  We experienced some hedging losses due to the rapid increase in domestic markets since the beginning of 2013.  Our focus is biased toward principal preservation versus capital appreciation.  We do not feel the artificial nature of monetary policy will end well, and we do not want our shareholders to be overexposed to some form of end-of-cycle dislocating global event.

As we progress through the year, global economic and investment conditions remain challenging.  Determining the impact of extreme central banking intervention and a potentially flawed structural economy on investment markets has been difficult.  Our current investment policy is driven by the following:

•

A Top-Down Economy:  The economy has recently grown between zero and $30 billion per month while the Federal Reserve adds $85 billion per month in an attempt to “reflate” the economy and create a virtuous cycle that can operate on its own.  This is happening four years into an economic cycle in which stimulus is now greater than during the 2008-2009 recession.  If the economy is truly improving then why is stimulus greater than during the recession?  It is unlikely that the economy can be improved from the top-down.  Real improvement needs to come from expansions in education, healthcare, tax policy, energy policy, and other areas.

•

Corporate Profits:  Warren Buffett has been quoted as saying that corporate profits cannot exceed 6% of Gross Domestic Product (GDP) for long periods of time.  Investment markets reflect long-term corporate profitably first and foremost.  Corporate profits recently reached 11% of GDP, which has proven over time to be unsustainable.  When profits fall, investment markets will follow.

•

The Half-Finished Cycle:  The business cycle consists of both growth and recession.  The growth phase typically lasts 4-5 years and the recession phase lasts 1-2 years.  We are 4 years into the current cycle and though we have had little economic growth, history tells us that the recession phase will begin soon.

•

A Binary World:  We seem to have entered a period in which domestic markets are more durable than foreign markets.  Economic indicators in many parts of the world have either fallen or stagnated for various reasons.  While domestic markets are no pillar of strength and many economic indicators have started to weaken, domestic blue-chip stocks have proven far more resilient than their foreign counterparts.

•

Upside Risk, Downside Risk:  There are two risks in the market -- the risk that markets go up and you are not fully invested or the risk that markets go down and you are too heavily invested.  You could be 100% invested and realize a rapid market decline with no resources to invest at the lower market prices, or you could be 0% invested while the market rapidly appreciates over a short period of time.  Both of these scenarios represent a financial loss, though either could be temporary depending on the actions you take.  Investing is always a forward looking process where balance, patience, and resilience are the key ingredients of success.

•

Looking Forward:  Our focus remains on maintaining and increasing your financial security over the course of the entire economic cycle.  The next 3 years will likely involve a recession, a market decline and a market recovery.  While the severity of both the market decline and market recovery are impossible to forecast, our goal is to manage (but not eliminate) downside risk while developing investment policy for the recovery phase of the cycle.

The Chadwick & D’Amato Fund is unlike most mutual funds in that its shareholders consist solely of clients of Chadwick & D’Amato, LLC.  The Fund’s holdings are carefully allocated to represent a complete investment program based on market conditions and global economic environments.  The Fund was developed to create greater workflow efficiency, gain access to institutional share classes, reduce total expenses and better navigate through turbulent business cycles.

Historically, patient investors have achieved better results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program.  These are the hallmarks of the Chadwick & D’Amato investment philosophy.

We thank you for investing with us, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Thomas M. Chadwick, CFP®

Anthony J. D’Amato, CFP®

Principal

Principal

1387-NLD-6/14/2013

Chadwick & D’Amato Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

April 30, 2013

Annualized Total Returns as of April 30, 2013

	One Year	Since Inception*
Chadwick & D’Amato Fund	6.86%	8.41%
The Global Dow S&P Target Risk Moderate Index	14.99% 8.94%	9.83% 9.16%

_______________

* Commencement of operations is June 25, 2010.

The Global Dow is an equally weighted index which measures the stock performance of 150 of the world’s leading companies.  Investors cannot invest directly in an index or benchmark.

The Standard & Poor’s Target Risk Index Series is comprised of four multi-asset class indices, each corresponding to a particular risk level. The asset class mix is determined once per year through a process designed to reflect the overall opportunity of the markets represented, adjusted for specific risk levels. Each index is fully investable, with varying levels of exposure to equities and fixed income through a family of exchange traded funds (ETFs).

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.03%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-610-1671.

Portfolio Composition as of April 30, 2013 (Unaudited)

	Percent of Net Assets		Percent of Net Assets
Exchange Traded Funds	54.95%	Global Debt Funds	5.22%
Large-Cap Growth Funds	29.41%	International Equity Funds	5.19%
Asset Allocation Funds	15.17%	Emerging Markets Funds	4.99%
Specialty Funds	7.02%	Asset Allocation Funds	3.02%
Commodity Funds	1.71%	Short-Term Investments	26.77%
Small-Cap Growth Funds	1.64%	Liabilities in Excess of
Open-Ended Funds	18.42%	Other Assets	(0.14)%
		Net Assets	100.00%

Chadwick & D'Amato Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 54.95%
	ASSET ALLOCATION FUNDS - 15.17%
450,000	iShares S&P Moderate Allocation Fund+	$ 14,953,500

	COMMODITY FUNDS - 1.71%
26,000	ProShares Ultra Gold *	1,685,840

	LARGE-CAP GROWTH FUNDS - 29.41%
65,000	ProShares UltraPro Dow30 +	5,198,700
68,000	ProShares UltraPro QQQ *	4,418,640
37,000	ProShares UltraPro S&P 500	4,568,760
100,000	SPDR Dow Jones Industrial Average ETF Trust	14,809,000
		28,995,100
	SMALL-CAP GROWTH FUNDS - 1.64%
16,500	ProShares UltraPro Russell2000	1,611,720

	SPECIALTY FUNDS - 7.02%
110,000	ProShares UltraShort Oil & Gas *	1,865,600
32,000	ProShares Ultra Real Estate	2,881,600
47,000	SPDR Dow Jones International Real Estate ETF	2,167,170
		6,914,370

	TOTAL EXCHANGE TRADED FUNDS	54,160,530
	(Cost - $47,222,131)

	OPEN-ENDED FUNDS - 18.42%
	ASSET ALLOCATION - 3.02%
313,808	Grant Park Managed Futures Strategy Fund - Class I *	2,974,895

	EMERGING MARKETS FUNDS - 4.99%
280,741	Fidelity New Markets Income Fund	4,915,778

	GLOBAL DEBT - 5.22%
378,788	Templeton Global Bond Fund - Advisor Class	5,155,303

	INTERNATIONAL EQUITY - 5.19%
200,240	Tweedy Browne Global Value Fund	5,114,137

	TOTAL OPEN-ENDED FUNDS	18,160,113
	(Cost - $18,000,000)

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
	SHORT-TERM INVESTMENTS - 26.77%
	MONEY MARKET FUND - 26.77%
26,385,280	Fidelity Institutional Money Market Funds -
	Money Market Portfolio, Class I, 0.10%**	$ 26,385,280
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $26,385,280)

	TOTAL INVESTMENTS - 100.14%
	(Cost - $91,607,411) (a)	$ 98,705,923
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.14) %	(141,163)
	NET ASSETS - 100.0%	$ 98,564,760

* Non-Income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2013.
+ Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this exchange-traded fund.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $91,607,411 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:		$ 7,572,950
Unrealized Depreciation:		(474,438)
Net Unrealized Appreciation:		$ 7,098,512

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013

Assets:
Unaffiliated Investments in Securities at Value (identified cost $72,061,076)	$ 78,553,723
Affiliated Investments in Securities at Value (identified cost $19,546,335)	20,152,200
Total Investments in Securities at Value (identified cost $91,607,411)	98,705,923
Dividends and Interest Receivable	34,088
Receivable for Fund Shares Sold	2,000
Prepaid Expenses and Other Assets	3,523
Total Assets	98,745,534

Liabilities:
Payable for Fund Shares Redeemed	7,000
Accrued Advisory Fees	88,291
Accrued Distribution Fees	22,073
Payable to Other Affiliates	23,916
Accrued Expenses and Other Liabilities	39,494
Total Liabilities	180,774

Net Assets (Unlimited shares of no par value interest authorized;
8,551,138 shares outstanding)	$ 98,564,760

Net Asset Value, Offering and Redemption Price Per Share
($98,564,760 / 8,551,138 shares of beneficial interest outstanding)	$ 11.53

Composition of Net Assets:
At April 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 86,083,431
Accumulated Net Investment Loss	(264,320)
Accumulated Net Realized Gain From Security Transactions	5,647,137
Net Unrealized Appreciation on Investments	7,098,512
Net Assets	$ 98,564,760

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

Investment Income:
Unaffiliated Dividend Income	$ 979,264
Affiliated Dividend Income	88,434
Interest Income	46,690
Total Investment Income	1,114,388

Expenses:
Advisory fees	957,705
Distribution fees	239,426
Administration fees	95,072
Fund accounting fees	46,154
Transfer agent fees	26,200
Audit fees	17,717
Professional Fees	17,101
Custody fees	15,002
Registration fees	12,502
Printing Fees	12,501
Legal fees	12,201
Insurance fees	10,001
Trustees fees	6,500
Miscellanoues expense	2,000
Total Expenses	1,470,082
Net Investment Loss	(355,694)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Security Transactions (including affiliated gains of $4,622,091)	7,722,055
Distributions of Realized Gains from Underlying Investment Companies	507,059
Net Change in Unrealized Appreciation (Depreciation) on Investments
(including affiliated depreciation of ($2,126,144))	(1,469,213)
Net Realized and Unrealized Gain on Investments	6,759,901

Net Increase in Net Assets Resulting From Operations	$ 6,404,207

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	ended	ended
	April 30, 2013	April 30, 2012

Operations:
Net Investment Loss	$ (355,694)	$ (543,399)
Net Realized Gain (Loss) from Security Transactions	7,722,055	(4,140,302)
Distributions of Realized Gains from Underlying
Investment Companies	507,059	58,197
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,469,213)	(5,452,990)

Net Increase (Decrease) in Net Assets Resulting From Operations	6,404,207	(10,078,494)

Distributions to Shareholders From:
Net Realized Gains ($0.00 and $0.62 per share, respectively)	-	(5,300,392)
Total Distributions to Shareholders	-	(5,300,392)

Beneficial Interest Transactions:
Proceeds from Shares Issued (410,394 and 552,338 shares)	4,526,115	6,133,424
Distributions Reinvested (0 and 530,567 shares)	-	5,300,368
Cost of Shares Redeemed (626,585 and 892,307 shares)	(6,934,095)	(9,553,906)
Total Beneficial Interest Transactions	(2,407,980)	1,879,886

Increase (Decrease) in Net Assets	3,996,227	(13,499,000)

Net Assets:
Beginning of Year	94,568,533	108,067,533
End of Year (Includes accumulated net investment loss	$ 98,564,760	$ 94,568,533
of $(264,320) and $(249,814), respectively)

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2013	April 30, 2012	April 30, 2011*

Net Asset Value, Beginning of Period	$ 10.79	$ 12.60	$ 10.00

From Operations:
Net investment income (loss) (a)	(0.04)	(0.06)	0.06
Net gain (loss) from securities
(both realized and unrealized)	0.78	(1.13)	2.88
Total from operations	0.74	(1.19)	2.94

Distributions to shareholders from:
Net investment income	-	-	(0.11)
Net realized gains	-	(0.62)	(0.23)
Total distributions	-	(0.62)	(0.34)

Net Asset Value, End of Period	$ 11.53	$ 10.79	$ 12.60

Total Return (b)	6.86%	(9.09)%	29.56%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 98,565	$ 94,569	$ 108,068
Ratio of expenses to average net assets (d)	1.54%	1.49%	1.48%	(c)
Ratio of net investment income (loss) to average net assets (d)(e)	(0.37)%	(0.56)%	0.56%	(c)
Portfolio turnover rate	188%	207%	85%	(f)

__________
*The Fund commenced operations on June 25, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Does not include expenses of investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

1.

ORGANIZATION

The Chadwick & D’Amato Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is capital appreciation with a secondary objective of capital preservation. The Fund commenced operations on June 25, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2013 for the Fund’s investments measured at fair value:

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 54,160,530	$ -	$ -	$ 54,160,530
Open-Ended Funds	18,160,113	-	-	18,160,113
Short-Term Investments	26,385,280	-	-	26,385,280
Total	$ 98,705,923	$ -	$ -	$ 98,705,923

         The Fund did not hold any Level 2 or 3 securities during the year.

            There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

           * Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax periods of 2011 or 2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income and capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Chadwick & D’Amato, LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended April 30, 2013, the Adviser earned advisory fees of $957,705.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended April 30, 2013, the Fund incurred distribution fees of $239,426.

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“GemCom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended April 30, 2013 amounted to $120,858,642 and $127,562,640, respectively.

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2013	April 30, 2012
Ordinary Income	$ -	$ 5,186,701
Long-Term Capital Gain	-	113,691
	$ -	$ 5,300,392

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital	Unrealized	Total
Ordinary	Long-Term	Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ 5,647,137	$ (264,320)	$ -	$ 7,098,512	$ 12,481,329

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $264,320.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, and partnership adjustments, resulted in reclassification for the period ended April 30, 2013 as follows: a decrease in paid in capital of $360,766; a decrease in accumulated net investment loss of $341,188; and an increase in accumulated net realized gain from security transactions of $19,578.

6.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of the Fund at April 30, 2013 are noted in the Fund’s Portfolio of Investments.   Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value -End of Year
18383M878	Guggenheim Defensive
	Equity ETF	$ 5,705,980	$ -	$ (5,892,280)	$ -	$ -
464289875	iShares S&P Moderate
	Allocation Fund	-	14,489,907	-	52,648	14,953,500
74347R818	ProShares Ultra
	SmallCap600	2,892,750	732,945	(4,452,443)	489	-
74347X815	ProShares UltraPro
	MidCap400	2,001,500	484,988	(3,377,799)	-	-
74347X823	ProShares UltraPro
	Dow30	-	5,056,428	-	-	5,198,700
78463X764	SPDR S&P International
	Mid Cap ETF	3,058,000	-	(3,043,723)	35,297	-
	TOTAL	$ 13,658,230	$ 20,764,268	$ (16,766,245)	$ 88,434	$ 20,152,200

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

7.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds- Money Market Portfolio, (the “Fidelity Money Market Fund”).  The Fund may redeem its investment from the Fidelity Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Fidelity Money Market Fund.  The financial statements of the Fidelity Money Market Fund, including the portfolio of investments, can be found at www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2013 the percentage of the Fund’s net assets invested in the Fidelity Money Market Fund was 26.77%.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Chadwick & D’Amato Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Chadwick & D’Amato Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 25, 2010 (commencement of operations) through April 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chadwick & D’Amato Fund as of April 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 25, 2010 through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

                                                            BBD, LLP

Philadelphia, Pennsylvania

June 28, 2013

CHADWICK & D’AMATO

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

CHADWICK & D’AMATO

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

CHADWICK & D’AMATO

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-610-1671.

Chadwick & D’Amato Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

April 30, 2013

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During the Period* (11/1/12 to 4/30/13)
Actual	$1,000.00	$1,046.30	$ 7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$ 7.70

* Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.54% multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-610-1671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-610-1671.

Investment Adviser

Chadwick & D’Amato, LLC

224 Main Street

New London, NH 03257

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,000

2012 - $13,500

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/110/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/10/13